Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Berkshire Income Realty, Inc. (the "Company") on Form 10-Q for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I , David C. Quade, as Principal Executive Officer of the Company, certify, pursuant to and for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 14, 2003               /s/ David C. Quade
                                -----------------------------------------------
                                David C. Quade
                                Principal Executive Officer

A signed original of this written statement required by Section 906 has been provided to Berkshire Income Realty, Inc. and will be retained by Berkshire Income Realty, Inc. and furnished to the Securities and Exchange Commission or to its staff upon request.